UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1478 Willer Drive
Casper, Wyoming	82604
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American); URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 6, 2026, Ur-Energy Inc. (the “Company”) filed a new registration statement on Form S-3 (File No. 333-294902), which was declared effective by the Securities and Exchange Commission on April 16, 2026 (the “New Registration Statement”). In connection therewith, the Company filed a new prospectus supplement relating to the Company’s existing at-the-market program (the “ATM Program”) with B. Riley Securities, Inc. (“B. Riley Securities”) and Cantor Fitzgerald & Co. (“Cantor” and together with B. Riley Securities, the “Agents”). The Company entered into first and second amendments on December 17, 2021, and July 19, 2023, respectively, to the Amended and Restated At Market Issuance Sales Agreement, dated June 7, 2021, with the Agents (such amendments, “Amendment No. 1” and “Amendment No. 2,” respectively, and such agreement, the “Sales Agreement”). On April 16, 2026, the Company entered into a third amendment to the Sales Agreement with the Agents (“Amendment No. 3” and together with Amendment No. 1, Amendment No.2, and the Sales Agreement, the “Amended Sales Agreement”) to, among other things, reflect the New Registration Statement under which the Company may sell up to $50,000,000 from time to time through or to the Agents under the Amended Sales Agreement, in addition to amounts previously sold under the Sales Agreement.

The foregoing description of the Amended Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3, copies of which are filed herewith as Exhibit 1.1, Exhibit 1.2, Exhibit 1.3, and Exhibit 1.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion of Fasken Martineau DuMoulin LLP relating to the common shares being offered pursuant to the Amended Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

In connection with the ATM Program, the Company has relied on the exemption described in Section 602.1 of the TSX Company Manual, which provides that the Toronto Stock Exchange will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Amended and Restated At Market Issuance Sales Agreement, dated as of June 7, 2021, by and among Ur-Energy Inc., B. Riley Securities, Inc. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2021).

1.2	Amendment No. 1, dated December 17, 2021, to the Amended and Restated At Market Issuance Sales Agreement dated as of June 7, 2021, by and among Ur-Energy Inc., B. Riley Securities, Inc. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2021).

1.3	Amendment No. 2, dated July 19, 2023, to the Amended and Restated At Market Issuance Sales Agreement dated as of June 7, 2021, by and among Ur-Energy Inc., B. Riley Securities, Inc. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 1.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2023).

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Exhibit No.	Description
1.4	Amendment No. 3, dated April 16, 2026, to the Amended and Restated At Market Issuance Sales Agreement dated as of June 7, 2021, by and among Ur-Energy Inc., B. Riley Securities, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Fasken Martineau DuMoulin LLP.

23.1	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2026

Ur-Energy Inc.

By:	/s/ David A. Ritchie
Name: David A. Ritchie
Title: Corporate Secretary and General Counsel

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